UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Evans Bancorp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 4, 2007
To Our Shareholders:
     On behalf of the Board of Directors, I cordially invite you to attend the 2007 Annual Meeting of Shareholders of Evans Bancorp, Inc. The Annual Meeting this year will be held at Cradle Beach Camp, 8038 Old Lake Shore Road, Angola, New York, on Thursday, April 26, 2007 at 9:00 a.m. The formal Notice of the Annual Meeting is set forth on the following page.
     The enclosed Notice and Proxy Statement contain details concerning the business to come before the 2007 Annual Meeting. The Board of Directors of Evans Bancorp recommends a vote “FOR” the re-election of Phillip Brothman, Mary Catherine Militello, David M. Taylor and Thomas H. Waring, Jr. as Directors for a three year term and the election of David J. Nasca as Director for a three year term.
To Vote:
     Your vote is important, regardless of whether or not you attend the Annual Meeting. I urge you to sign, date, and return the enclosed Proxy Card in the postage-paid envelope provided as promptly as possible. In this way, you can be sure that your shares will be voted at the meeting. If you are voting “FOR” the election of the nominated directors, you need only date, sign and return the Proxy Card.
     Voting is tabulated by an independent firm; therefore, to ensure that your vote is received in a timely manner, please mail the white Proxy Card in the envelope provided — do not return the Proxy Card to Evans National Bank.
To Attend the Annual Meeting:
     The Annual Meeting will include a continental breakfast. To ensure that our reservation count will be accurate, if you plan to attend the meeting, please complete the appropriate section on the white Proxy Card and return it in the postage-paid envelope provided — do not return the Proxy Card to Evans National Bank.
     PLEASE NOTE THAT, DUE TO LIMITED SEATING, WE WILL NOT BE ABLE TO ACCOMMODATE GUESTS OF OUR SHAREHOLDERS AT THE ANNUAL MEETING, AND MUST LIMIT ATTENDANCE TO SHAREHOLDERS ONLY.
     Thank you for your confidence and support.

Sincerely,

David J. Nasca President and
Chief Executive Officer

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
GENERAL INFORMATION
VOTING SECURITIES
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ELECTION OF DIRECTORS
INFORMATION REGARDING DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS
BOARD OF DIRECTOR COMMITTEES
DIRECTOR COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
PENSION BENEFITS(1)
NON-QUALIFIED DEFERRED COMPENSATION
TRANSACTIONS WITH RELATED PERSONS
AUDIT COMMITTEE REPORT
INDEPENDENT AUDITORS
OTHER MATTERS
SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING OF SHAREHOLDERS
APPENDIX A
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF EVANS BANCORP, INC.
APPENDIX B
CHARTER OF THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS OF EVANS BANCORP, INC.

EVANS BANCORP, INC.
14-16 North Main Street
Angola, New York 14006
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
April 26, 2007
     The Nineteenth Annual Meeting of Shareholders of Evans Bancorp, Inc., a New York corporation (the “Company”), will be held on Thursday, April 26, 2007 at 9:00 a.m. at Cradle Beach Camp, 8038 Old Lake Shore Road, Angola, New York, for the following purposes:
(1)	To elect five Directors of the Company, such Directors to hold office for the term of three years and until the election and qualification of their successors.

(2)	To act upon such other business as may properly come before the meeting or any adjournment thereof.
     The Board of Directors has fixed the close of business on March 12, 2007 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.
     A copy of the Company’s Annual Report to Shareholders and Annual Report on Form 10-K for the Company’s 2006 fiscal year are enclosed for your reference.
     Please complete and return the enclosed proxy in the accompanying postage-paid, addressed envelope as soon as you have had an opportunity to review the attached Proxy Statement.

By Order of the Board of Directors

William R. Glass Secretary
Angola, New York
April 4, 2007

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EVANS BANCORP, INC.
14-16 North Main Street
Angola, New York 14006
PROXY STATEMENT
Dated April 4, 2007
For the Annual Meeting of Shareholders
to be Held April 26, 2007
GENERAL INFORMATION
This Proxy Statement is furnished to the shareholders of Evans Bancorp, Inc., a New York corporation (the “Company”), in connection with the solicitation of proxies for use at the Nineteenth Annual Meeting of Shareholders (the “Annual Meeting”) to be held at Cradle Beach Camp, 8038 Old Lake Shore Road, Angola, New York, on Thursday, April 26, 2007 at 9:00 a.m. and at any adjournments thereof. The enclosed proxy is being solicited by the Board of Directors of the Company.
Shares of common stock represented by a proxy in the form enclosed, properly executed, will be voted in the manner instructed, or if no instructions are indicated, in favor of the election of the director nominees named therein. The proxy given by the enclosed proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Any shareholder of record may vote in person at the Annual Meeting, whether or not he or she has previously given a proxy.
This Proxy Statement and the enclosed proxy are first being mailed to shareholders on or about April 4, 2007.
VOTING SECURITIES
Only holders of shares of common stock of record at the close of business on March 12, 2007 are entitled to notice of and to vote at the Annual Meeting and at all adjournments thereof. At the close of business on March 12, 2007, the Company had 2,729,483 shares of common stock outstanding. For all matters to be voted on at the Annual Meeting, holders of common stock are entitled to one vote per share. A quorum of shareholders is necessary to hold a valid Annual Meeting. A majority of shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes and abstentions will be counted as being present or represented at the Annual Meeting for purposes of establishing a quorum.
Under the Company’s By-Laws and the laws of the State of New York, directors of the Company are elected by a plurality of the votes cast at the meeting by holders of shares of common stock entitled to vote in the election. That means the five director nominees will be elected if they receive more affirmative votes than any other nominees. A broker non-vote occurs on an item when a broker is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction is given. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth information with respect to beneficial ownership of the Company’s common stock as of March 12, 2007 for (i) each director and nominee, (ii) the Named Executive Officers identified in the Summary Compensation Table below and (iii) all executive officers and directors as a group. To the Company’s knowledge, no person, other than William F. Barrett, owns more than 5% of the total number of shares of common stock outstanding.
Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table, the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned. The number of shares beneficially owned by each person as of March 12, 2007 includes shares of common stock that such person has the right to acquire on or within 60 days after March 12, 2007 upon the exercise of options. For each individual included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person by the sum of the 2,729,483 shares of common stock outstanding on March 12, 2007 plus the number of shares of common stock that such person or group has the right to acquire on or within 60 days after March 12, 2007.

Name (and Address of Beneficial	Number of Shares	Total Percent
Owner Owning More Than 5%)	Beneficially Owned	of Class
William F. Barrett (1) 8685 Old Mill Run Angola, NY 14006	240,760	8.8%

James E. Biddle, Jr. (2)	4,632	*

Phillip Brothman (3)	38,296	1.4%

LaVerne G. Hall (4)	81,320	3.0%

Kenneth C. Kirst (5)	3,000	*

Mary Catherine Militello (6)	2,598	*

Robert G. Miller, Jr. (7)	71,822	2.6%

David J. Nasca	1,455	*

John R. O’Brien (8)	4,113	*

David M. Taylor (9)	9,772	*

James Tilley (10)	11,053	*

Nancy W. Ware (11)	4,330	*

Thomas H. Waring, Jr. (12)	5,823	*

William R. Glass (13)	4,254	*

Mark DeBacker (14)	2,399	*

Mark A. Kasperczyk (15)	87	*

Directors and executive officers as a group (17 persons) (1)(2)(3)(4)(5)(6)(7)(8)(9)(10) (11)(12)(13)(14)(15)	485,714	17.8%

*	Represents less than 1.00% of the Company’s common stock outstanding at March 12, 2007.

(1)	Includes 66,531 shares owned by Mr. Barrett’s wife, and 3,260 shares that Mr. Barrett may acquire by exercise of options available at March 12, 2007 or within 60 days thereafter.

(2)	Includes 3,260 shares that Mr. Biddle may acquire by exercise of options available at March 12, 2007 or within 60 days thereafter.

(3)	Includes 2,717 shares owned by Mr. Brothman’s wife, 1,550 shares owned by Merrill Lynch as custodian for Phillip Brothman IRA account, and 8,150 shares that Mr. Brothman may acquire by exercise of options available at March 12, 2007 or within 60 days thereafter.

(4)	Includes 30,734 shares owned by Mr. Hall’s wife, and 3,260 shares that Mr. Hall may acquire by exercise of options available at March 12, 2007 or within 60 days thereafter.

(5)	Includes 891 shares owned by Mr. Kirst’s wife, and 1,000 shares that Mr. Kirst may acquire by exercise of options available at March 12, 2007 or within 60 days thereafter.

(6)	Includes 2,103 shares that Mrs. Militello may acquire by exercise of options available at March 12, 2007 or within 60 days thereafter.

(7)	Includes 174 shares owned by Mr. Miller’s son, as to which he disclaims beneficial ownership, and 361 shares owned by Mr. Miller’s daughter, as to which he disclaims beneficial ownership.

(8)	Includes 2,420 shares that Mr. O’Brien may acquire by exercise of options available at March 12, 2007 or within 60 days thereafter.

(9)	Includes 453 shares owned jointly by Mr. Taylor and his wife, and 3,260 shares that Mr. Taylor may acquire by exercise of options available at March 12, 2007 or within 60 days thereafter.

(10)	Includes 113 shares held by Mr. Tilley’s wife, 14 shares held by Mr. Tilley, as trustee, in trust for his grandson, and 8,150 shares that Mr. Tilley may acquire by exercise of options available at March 12, 2007 or within 60 days thereafter.

(11)	Includes 3,260 shares that Mrs. Ware may acquire by exercise of options available at March 12, 2007 or within 60 days thereafter.

(12)	Includes 4,890 shares that Mr. Waring may acquire by exercise of options available at March 12, 2007 or within 60 days thereafter.

(13)	Includes 2,615 shares held jointly by Mr. Glass and his wife.

(14)	Mr. DeBacker resigned from his position as Treasurer of the Company and Chief Financial Officer of the Bank effective August 17, 2006. The total number of shares beneficially owned by Mr. DeBacker indicated in the above table are representative of the balance last known by the Company as of August 17, 2006.

(15)	Mr. Kasperczyk resigned from his position as Vice President of the Bank effective February 9, 2007.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of the Company’s common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes that during fiscal 2006 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with by such persons, except that William F. Barrett filed a late report on Form 4 to report a purchase of 241 shares of common stock of the Company.
PROPOSAL
ELECTION OF DIRECTORS
It is intended that proxies solicited by the Board of Directors will, unless otherwise directed, be voted “FOR”

the director nominees: Phillip Brothman, Mary Catherine Militello, David J. Nasca, David M. Taylor and Thomas H. Waring, Jr., each for a term of three years.
Ms. Militello and Messrs. Brothman, Nasca, Taylor and Waring are currently members of the Board. Mr. Nasca, whose term as a director of the Company commenced after the last election of directors, was appointed to the Board in September 2006 to fill a vacancy on the Board created in connection with the Company’s employment of Mr. Nasca. Mr. Nasca was recommended by the Nominating Committee for appointment and nomination for election to the Board at the Annual Meeting.
Ms. Militello and Messrs. Brothman, Nasca, Taylor and Waring, if elected as directors, will hold office for three years until the Annual Meeting of Shareholders in 2010 and until their successors are duly elected and qualified. The Board of Directors has no reason to believe that any nominee would be unable or unwilling to serve, if elected. In the event that any nominee for director becomes unavailable and a vacancy exists, it is intended that the Nominating Committee of the Board of Directors will recommend a substitute nominee for approval by the remaining Independent Directors.
The Company’s Board of Directors recommends that you vote FOR each of the nominees of the Board of Directors.
INFORMATION REGARDING DIRECTORS, DIRECTOR NOMINEES
AND EXECUTIVE OFFICERS
     The following tables set forth the names, ages, and positions of the director nominees, the directors continuing in office, and the executive officers of the Company:
Nominees for Directors (for terms expiring in 2010):

			Term
Name	Age	Position	Expires	Independent *
Phillip Brothman	69	Chairman of the Board, Director	2007	Yes

Mary Catherine Militello	49	Director	2007	Yes

David J. Nasca †	49	Director President (1) and Chief Executive Officer (2) of the Company President (1) and Chief Executive Officer (2) of Evans National Bank	—	No

David M. Taylor	56	Director	2007	Yes

Thomas H. Waring, Jr.	49	Vice Chairman of the Board, Director	2007	Yes

†	Executive Officer

*	Independence has been determined by the Company’s Board of Directors as defined in NASDAQ Marketplace Rule 4200(a)(15).

(1)	Effective December 1, 2006

(2)	Effective April 1, 2007

Directors Continuing in Office and Executive Officers:

			Term
Name	Age	Position	Expires	Independent*
William F. Barrett	65	Director	2008	Yes

James E. Biddle, Jr.	45	Director	2008	Yes

LaVerne G. Hall	69	Director	2009	Yes

Kenneth C. Kirst	54	Director	2008	No

Robert G. Miller, Jr. †	50	Director President, ENB Insurance Agency, Inc. President, ENB Associates Inc.	2009	No

John R. O’Brien	57	Director	2009	Yes

James Tilley † (3)	65	Director, Interim Treasurer of the Company	2009	No

Nancy W. Ware	50	Director	2008	Yes

William R. Glass †	60	Secretary of the Company Senior Vice President of Evans National Bank Chief Executive Officer, Evans National Leasing, Inc.	—	—

Gary A. Kajtoch †	40	Senior Vice President and Chief Financial Officer of Evans National Bank	—	—

†	Executive Officer

*	Independence has been determined by the Company’s Board of Directors as defined in NASDAQ Marketplace Rule 4200(a)(15).

(3)	Effective December 1, 2006, Mr. Tilley ceased serving as President of the Company and Evans National Bank and, effective April 1, 2007, Mr. Tilley ceased serving as Chief Executive Officer of the Company and Evans National Bank.
Each director is elected to hold office for a three year term and until his successor is elected and qualified.
Directors, Director Nominees and Executive Officer Information. Set forth below is biographical and other information, as of March 12, 2007, about (1) the persons who will make up the Board of Directors following the Annual Meeting, assuming election of the nominees named above, and (2) the executive officers of the Company.
     Mr. Barrett has been a director of the Company since 1971. Prior to his retirement in 1997, Mr. Barrett served as President of Carl E. Barrett, Ltd., an insurance agency. He has been a property developer and real estate manager since 1986.
     Mr. Biddle has been a director of the Company since 2001. He serves as the Chairman and Treasurer of Mader Construction Co., Inc., and has held that position since 2001. In addition, Mr. Biddle serves as the Vice President and Treasurer of Arric Corp., an environmental remediation company.

     Mr. Brothman has been a director of the Company since 1976. He was a partner in the law firm of Hurst Brothman & Yusick from January 1969 until February 2004 when Hurst Brothman & Yusick merged with Harris Beach PLLC. Mr. Brothman is currently a partner in the law firm of Harris Beach PLLC. He was elected Chairman of the Board by the Board of Directors in January 2001.
     Mr. Hall has been a director of the Company since 1981. Prior to his retirement in 1997, Mr. Hall served as the Chairman of L.G. Hall Building Contractors, Inc., a construction company.
     Mr. Kirst has been a director of the Company since 2005. He is the Executive Vice President of Kirst Construction, Inc., a construction company, and has held that position since 2004. From 1976 until 2004, he was the Vice President of Kirst Construction, Inc.
     Mrs. Militello has been a director of the Company since 2004. She has owned and managed Militello Marketing, a marketing consulting company, since 1999.
     Mr. Miller has been a director of the Company since 2001. He has served as the President of ENB Insurance Agency, Inc. (formerly M&W Agency, Inc.) since 2000 and ENB Associates Inc. since 2003, each an indirect wholly-owned subsidiary of the Company. From January 1994 to September 2000, he was the President of M&W Group, Inc., an insurance agency. Mr. Miller serves as President of ENB Insurance Agency pursuant to an employment agreement with ENB Insurance Agency.
     Mr. Nasca has been a director of the Company since September 1, 2006. Mr. Nasca also serves as the President and Chief Executive Officer of the Company and as President and Chief Executive Officer of Evans National Bank (the “Bank”). He has held the position of President of the Company and the Bank since December 1, 2006 and as President and Chief Executive Officer of the Company and the Bank since April 1, 2007. Mr. Nasca served as Chief Operating Officer of LifeStage, LLC, a health care services startup company, from October 2005 to August 2006. From June 2004 to October 2005, Mr. Nasca served as Executive Vice President Strategic Initiatives of First Niagara Financial Group. Mr. Nasca held the position of Executive Vice President Consumer Banking Group, Central New York Regional Executive of First Niagara Financial Group from June 2002 through June 2004. From October 2000 through June 2002, Mr. Nasca held the position of President and Chief Executive Officer of Cayuga Bank, then a wholly-owned subsidiary of First Niagara Financial Group. Mr. Nasca serves as President and Chief Executive Officer of the Company and the Bank pursuant to an employment agreement with the Company and the Bank.
     Mr. O’Brien has been a director of the Company since 2003. Prior to his retirement in June 2004, Mr. O’Brien served as the Executive Director of Financial Administration for the Roman Catholic Diocese of Buffalo, New York.
     Mr. Taylor has been a director of the Company since 1986. He has served as the President of Concord Nurseries, Inc., a shrub, fruit and tree wholesale nursery, since 1985.
     Mr. Tilley has been a director of the Company since 2001. Prior to Mr. Tilley’s retirement as President of the Company and the Bank on December 1, 2006 and as Chief Executive Officer of the Company and the Bank on April 1, 2007, Mr. Tilley served as the President and Chief Executive Officer of the Company and as President and Chief Executive Officer of the Bank. Mr. Tilley has been serving as the company’s interim Treasurer since the departure of Mr. Mark DeBacker on August 17, 2006.
     Mrs. Ware has been a director of the Company since 2003. She has served as the President of EduKids, Inc., Early Childhood Centers since 1989.

     Mr. Waring has been a director of the Company since 1998. He has owned and managed Waring Financial Group, a financial planning, insurance and financial services and sales firm, since 1996.
     Mr. Glass is the Secretary of the Company and also serves as Senior Vice President of the Bank and Chief Executive Officer of Evans National Leasing, Inc. He has held the position of Senior Vice President since 1994 and the position of Chief Executive Officer of Evans National Leasing, Inc. since its inception in December 2004. Mr. Glass has served as Secretary of the Company since April 2006. Mr. Glass served as Assistant Secretary of the Company from April 2003 until April 2006. He acted as Treasurer of the Company from 1994 to April 2003. Mr. Glass serves as Senior Vice President of the Bank pursuant to an employment agreement with the Bank.
     Mr. Kajtoch is the Senior Vice President and Chief Financial Officer of the Bank. He has held the position of Senior Vice President and Chief Financial Officer of the Bank since February 2007. From 2005 to January 2007, Mr. Kajtoch held the position of Vice President, Manager Management Accounting of M&T Bank. From 2004 to 2005, Mr. Kajtoch held the position of Vice President, Manager Financial Support/ Manager Business Valuation and NPV Analysis Group of M&T Bank. Mr. Kajtoch held the position of Vice President, Commercial Bank Division CFO/Manager Business Valuation & NPV Analysis Group of M&T Bank from 2000 to 2004.
Policy for Director Attendance at Annual Meeting. It is the policy of the Company that all directors be present at the Annual Meeting, barring unforeseen or extenuating circumstances. All directors were present at the Company’s 2006 Annual Meeting.
Shareholder Communications with the Board of Directors. Shareholders and other parties interested in communicating directly with the Company’s Board of Directors may do so by writing to the Evans Bancorp, Inc. Board of Directors, 14-16 North Main Street, Angola, NY 14006. All correspondence received under this process is compiled and summarized by the Executive Assistant to the President and Chief Executive Officer of the Company and presented to the Board of Directors. Concerns relating to accounting, internal controls or auditing matters are handled in accordance with procedures established by the Audit Committee. These procedures are available in the Governance Documents — Audit Concerns and Communication Policy section of the Company’s website (www.evansbancorp.com).
Code of Ethics for Chief Executive Officer and Principal Financial Officer. The Company has a “Chief Executive Officer/Treasurer Code of Ethics,” which is applicable to the Company’s principal executive officer and principal financial and accounting officer. The “Chief Executive Officer/Treasurer Code of Ethics” is available in the Governance Documents section of the Company’s website (www.evansbancorp.com). The Company intends to post amendments to or waivers from its code of ethics at this location on its website.
BOARD OF DIRECTOR COMMITTEES
The Company’s Board of Directors has six standing committees: the Planning Committee, the Audit Committee, the Insurance Committee, the Human Resource Committee, the Nominating Committee and the Stock Option and Long-Term Incentive Plan Committee. The members of each committee have been nominated by the Chairman of the Board of Directors and approved by the full Board. The names of the members of each committee, together with a brief description of each committee’s function, is set forth below.

Planning Committee:

LaVerne G. Hall, Chairman	William F. Barrett	Phillip Brothman
Mary Catherine Militello	Robert G. Miller, Jr.	David J. Nasca
James Tilley	Nancy W. Ware	Thomas H. Waring, Jr.
     The Planning Committee met once in fiscal 2006. The Planning Committee is responsible for reviewing the Company’s strategic business plan and actions taken to achieve objectives set forth in the plan.

Audit Committee:

John R. O’Brien, Chairman	James E. Biddle, Jr.	Mary Catherine Militello
David M. Taylor
The Audit Committee met seven times during fiscal 2006. The Audit Committee is responsible for reviewing the financial information of the Company that will be provided to shareholders and others, overseeing the systems of internal controls which management and the Board of Directors have established, selecting and monitoring the performance of the Company’s independent auditors, and overseeing the Company’s audit and financial reporting processes. The Board of Directors has determined that John R. O’Brien and James E. Biddle, Jr. each qualify as an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K. The Board of Directors has determined that each of Mr. O’Brien, Mr. Biddle and the other members of the Audit Committee is an “independent director” as defined in the NASDAQ listing standards. The Board of Directors has adopted an Audit Committee Charter which is included as Appendix A in this Proxy Statement.

Insurance Committee:

William F. Barrett, Chairman	Phillip Brothman	Robert G. Miller, Jr.
David J. Nasca	James Tilley
The Insurance Committee did not meet during fiscal 2006. This committee reviews the levels of coverage of insurance policies of the Company and monitors costs associated therewith.

Human Resource Committee:

Thomas H. Waring, Jr., Chairman	William F. Barrett	Phillip Brothman
LaVerne G. Hall	Nancy W. Ware
The Human Resource Committee met three times during fiscal 2006. The Human Resource Committee performs the functions typically performed by a compensation committee. The Human Resource Committee is currently developing a charter. Its primary responsibilities include reviewing management’s recommendations and making determinations regarding job classifications, salary ranges, annual merit increases and fringe benefits; and establishing the compensation levels of the Named Executive Officers of the Company. The Board of Directors has determined that each of the members of the Human Resource Committee is an “independent director,” as defined in NASDAQ Marketplace Rule 4200(a)(15).

Stock Option and Long-Term Incentive Plan Committee:

William F. Barrett, Chairman	LaVerne G. Hall
The Stock Option and Long-Term Incentive Plan Committee did not meet during fiscal 2006. Its purpose is to determine the terms and provisions of awards to eligible persons under the Evans Bancorp, Inc. 1999 Stock Option and Long-Term Incentive Plan (as amended and restated as of January 27, 2003) ( the “Plan”). This committee also may interpret the Plan, prescribe, amend and rescind rules and regulations relating to the Plan and make such other determinations as the Committee deems necessary and advisable for the administration of the Plan.

Nominating Committee:

Phillip Brothman, Chairman	James E. Biddle, Jr.	Nancy W. Ware
The Nominating Committee met eight times during fiscal 2006. This committee identifies and recommends qualified individuals for election to the Board of Directors either for election by the shareholders at the Annual Meeting to a new three-year term, or to fill a vacancy left by a departing director for the remainder of such director’s unexpired three-year term. The Nominating Committee also oversees matters related to governance of the Company. The Board of Directors has determined that each of the members of the Nominating Committee is an “independent director,” as defined in NASDAQ Marketplace Rule 4200(a)(15).
The Board of Directors has adopted a Nominating Committee Charter, which is included as Appendix B to this Proxy Statement. The Nominating Committee will consider whether to nominate any person recommended by a shareholder for election to the Company’s Board of Directors in accordance with the provisions of the Company’s By-Laws. Under the Company’s By-Laws, shareholder nominations for directors to be elected at an Annual Meeting of shareholders must be submitted to the Secretary of the Company in writing not less than 14 days nor more than 50 days immediately preceding the date of the Annual Meeting. If less than 21 days notice of the Annual Meeting is given to shareholders, nominations shall be mailed or delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known by the notifying shareholder: (a) name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of common stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of common stock of the Company owned by the notifying shareholder. Additionally, the Company’s By-Laws require that, in order to serve as a director of the Company, an individual must own at least $10,000 aggregate market value of the Company’s common stock and must be less than 70 years of age. Nominations not made in accordance with the By-Laws of the Company may be disregarded by the presiding officer of the meeting, in his/her discretion, and upon his/her instruction, the inspectors of election may disregard all votes cast for each such nominee. However, in the event that any such nominee is nominated by more than one shareholder, the nomination shall be honored, and all votes cast in favor of such nominee shall be counted if at least one nomination for that person complies with the provisions of the By-Laws of the Company.
In its evaluation of prospective director candidates, the Nominating Committee considers an individual’s independence (as defined in NASDAQ listing standards), skills and experience relative to the needs of the Company. The process whereby the Nominating Committee identifies candidates may include identification of individuals well-known in the community in which the Company operates and individuals recommended to the Nominating Committee by current directors or officers who know those individuals through business or other professional relationships, as well as recommendations of individuals to the Nominating Committee from shareholders and customers. Nominees meet personally with the members of the Nominating Committee and are interviewed to determine their satisfaction of the criteria referred to above. There is no difference in the nominee evaluation process if the candidate is nominated by a shareholder or otherwise.
Board Meetings and Attendance at Board of Director and Committee Meetings. The Company’s Board of Directors met twelve times during fiscal 2006. The Bank’s Board of Directors met twelve times during fiscal 2006. Each incumbent director attended at least 75% of: (1) the aggregate of all meetings of the Company’s Board of Directors (held during the period for which he or she served as a director) and (2) all meetings held by the committees of the Company’s Board of Directors on which he or she served (during the periods that he or she served).
Availability of Committee Charters and Other Corporate Governance Documents. In addition to including the charters for the Audit Committee and the Nominating Committee as appendices to this Proxy Statement, current copies of the charters for the Audit Committee and Nominating Committee, copies of the Company’s “Chief Executive Officer/Treasurer Code of Ethics” and “Code of Conduct,” the “Policy for Communication to the Board of Directors,” and the process for reporting questionable accounting or audit matters are available in the Governance Documents section of the Company’s website at www.evansbancorp.com. The Company will post a current copy of the charter for its “Human Resource Committee” upon adoption.
Director Fees. Each director of the Company also serves as a member of the Board of Directors of the Bank. Non-employee directors do not receive compensation for meetings of the Bank’s Board of Directors, but do receive committee fees.
During fiscal 2006, non-employee directors were compensated at the rate of $1,000 per meeting of the Company’s Board of Directors, except that Mr. Biddle, who also serves as Secretary of the Bank, received $1,250 per meeting of the Company’s Board of Directors. Non-employee directors were compensated at a rate of $350 per committee meeting of the Company’s Board of Directors and of the Bank’s Board of Directors, except that the chairperson of each committee received $550 per meeting. In addition to director meeting fees, Mr. Brothman received $38,500 in 2006 for serving as the Chairman of the Board of Directors of the Company and of the Bank. Mr. Brothman does not receive committee meeting fees. Also, the Company paid a bonus to non-employee Directors of $1,800 each for fiscal 2006. Employee directors do not receive fees for their Board committee participation.
Director Compensation. The following table contains information concerning the total compensation earned by each individual who served as a director of the Company during 2006, other than directors who are also Named Executive Officers:
DIRECTOR COMPENSATION
For the Fiscal Year ended December 31, 2006

					Change in
					Pension Value
					and Non-
	Fees				qualified
	Earned			Non-Equity	Deferred
	or Paid			Incentive Plan	Compensation	All Other
	in Cash	Stock	Option	Compensation	Earnings	Compensation	Total
Name	($)	Awards	Awards	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
					(2)
William F. Barrett	24,600	—	—	—	819	—	25,419
James Biddle, Jr.	24,500	—	—	—		—	24,500
Phillp Brothman	52,300	—	—	—	4,810	—	57,110
LaVerne G. Hall	15,400	—	—	—		—	15,400
Kenneth C. Kirst	20,800	—	—	—		—	20,800
Mary C. Militello	16,950	—	—	—	106	—	17,056
David J. Nasca	6,850 (1)	—	—	—		—	6,850
John R. O’Brien	23,450	—	—	—		—	23,450
David M. Taylor	18,600	—	—	—	852	—	19,452
Nancy W. Ware	24,300	—	—	—	852	—	25,152
Thomas H. Waring	19,450	—	—	—	164	—	19,614

(1)	Mr. Nasca was appointed to the Board of Directors in September 2006. Mr. Nasca began serving as President of the Company and the Bank on December 1, 2006, and Chief Executive Officer April 1, 2007. The fees recorded above occurred for board activities prior to Mr. Nasca becoming an employee of the Company on December 1, 2006.

(2)	Deferred Compensation Plan. The Company maintains a non-qualified deferred compensation plan whereby the directors may elect to defer 1% to 100% of their fees until retirement or termination of service. The Company credits such deferrals at a rate determined at the beginning of each plan year which is based on the prime rate then in effect. During 2006, amounts credited under the deferred compensation plan at interest rates greater than 120% of the applicable federal long-term rate in effect have been reported for directors who elect to participate in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column for the amounts credited at the rate paid less 120% of the applicable federal long-term rate.
Fiscal 2007 directors’ fees have not changed from fiscal 2006, except that fees paid to the secretary of the Bank are now $1,300 per meeting. The Company’s Board of Directors, through unanimous consent, agreed not to grant stock options to its non-employee directors during fiscal 2006.
COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
The Human Resource Committee of the Board of Directors serves as the Company’s Compensation Committee. The members of the Human Resource Committee are: William F. Barrett, Phillip Brothman, LaVerne G. Hall, Nancy W. Ware and Thomas H. Waring, Jr. None of the members of the Human Resource Committee is or has been an officer or employee of the Company or any of its subsidiaries. Mr. Brothman was a partner of the law firm of Hurst Brothman & Yusick, which, prior to February 2004, served as general counsel to the Company and received legal fees in exchange for such services, and is currently a partner of the law firm of Harris Beach PLLC, which, since February 2004, has served as general counsel to the Company and receives legal fees in exchange for such services. See “Transactions with Related Persons.”
During fiscal 2006, none of the Company’s executive officers served on the compensation committee (or equivalent) or on the board of directors of another entity whose executive officers served on the Human Resource Committee or the Company’s Board of Directors.
COMPENSATION COMMITTEE REPORT
The Human Resource Committee of the Board of Directors, which serves as the Company’s Compensation Committee, has reviewed and discussed the section of this Proxy Statement entitled “Compensation Discussion and Analysis” with management. Based on this review and discussion, the Human Resource Committee recommended to the Board of Directors that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.
Human Resource Committee

Thomas H. Waring, Jr., Chairman	LaVerne G. Hall
William F. Barrett	Nancy W. Ware
Phillip Brothman
Compensation Discussion and Analysis. The Human Resource Committee has primary responsibility for assisting the Company in developing and evaluating potential candidates for executive positions, including the Company’s Named Executive Officers (the “NEOs”), and for overseeing the development of executive succession plans. As part of this responsibility, the Committee individually reviews the performance of the senior executive officers, including the NEOs, and approves compensation actions for them, including all of the policies under which executive compensation is paid or awarded. The Committee also oversees management’s decisions concerning the performance and compensation of other company employees, administers the Company’s incentive compensation and other stock-based plans, at the advice of the Stock Option and Long-Term Incentive Plan Committee, and regularly evaluates the effectiveness of the Company’s overall executive compensation program.
The Company believes that the quality, skills and dedication of senior executive officers are critical factors affecting the long-term value of the Company. The Company’s key compensation goals are to attract superior executive talent; retain key leaders; reward past performance; and align executives’ long-term interests with those of the Company’s shareholders. The Company uses a variety of compensation elements to achieve these goals, including base salary, annual bonuses, stock options, deferred salary plans and a supplemental executive retirement plan, all of which will be discussed in detail below.
The Committee’s decisions on senior executive officer compensation, including NEO compensation, are based primarily upon the Committee’s assessment of each executive’s leadership and operational performance and potential to enhance long-term shareholder value. The Committee relies upon its judgment about each individual – and not on rigid formulas or short-term changes in business performance – in determining the amount and mix of compensation elements and whether each particular payment or award provides an appropriate incentive and reward for performance that sustains and enhances long-term shareholder value. Key factors affecting the Committee’s judgment include the executive’s: performance compared to the financial, operational and strategic goals established for the executive by the Board of Directors at the beginning of the year; contribution to the Company’s financial results, particularly with respect to key metrics such as asset growth, earnings, and return on capital; effectiveness in leading our initiatives to increase customer value; and commitment to community leadership.
The Committee also considers each NEO’s current salary and prior-year bonus, the appropriate balance between incentive compensation for long-term and short-term performance, and the compensation paid to the NEO’s peers within the bank and insurance industries, based on selected industry surveys. In addition, the Committee reviews a tally sheet setting forth the compensation payable to and the benefits accruing to, the NEO, including (1) estimated annual benefit under the Bank’s Supplementary Executive Pension Plan, based on current service, (2) current year value of vested outstanding equity-based grants, (3) current year value of participation in the Company’s Employee Stock Purchase Plan, (4) the change in current deferred compensation balances and accruals on the deferred amounts, and (5) the value of certain perquisites.
The key elements of our NEO compensation program are:
1.	Base Salary. Base salaries for our executives are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies for similar positions.

2.	Annual Bonus. The Company pays annual bonuses to incent and reward performance for the year. Bonuses are paid in cash in February for the prior year’s performance and are based upon the Committee’s evaluation of each executive’s individual performance during the year, in the context of the Committee’s assessment of the overall performance of the Company and the executive’s business unit or function in meeting the specific financial and other key goals established for the Company and the executive’s business unit or function by the Board of Directors. This evaluation also includes an assessment of how the executive performed compared to the financial, operational and strategic goals and objectives established by the Board of Directors for the executive at the beginning of the year.

3.	Stock Options. The highest performing employees and those with highest potential are eligible for discretionary stock option awards, which are granted at a strike price equal to the market value on the date of grant. These options, which generally have ten year vesting schedules and specific forfeiture rules, represent a powerful shareholder alignment incentive. Every year, the Stock Option and Long- Term Incentive Plan Committee agrees on the maximum number of options available for allocation.

The overall number depends on the financial situation of the Company, a competitive assessment, and the ability to purchase underlying shares on the market.

4.	Executive Deferred Salary Plan. Under the Company’s Deferred Compensation Plan, participating NEOs are able to defer, at their election, up to 100% of their base salary. This deferred salary amount accrues interest at a rate of 8.25%, which is based on the prime rate plus 1%. The interest rate is set at the beginning of each year and compounded annually, but interest income is not earned, and does not vest, unless the executive remains with the Company until vesting. Termination before the vesting date will result in an immediate payout of the deferred salary amount with no interest income payable, with exceptions for death, disability, and transfer to a successor employer. The Committee believes that this plan – including the interest rate and vesting rule – is an effective retention device.

5.	Supplemental Executive Retirement Plan (the “SERP”). Messrs. Tilley, Glass, and Miller are participants of the SERP in order to increase their retirement benefits above amounts available under the Company’s tax-qualified and other pension programs. The SERP is unfunded and is not qualified for tax purposes. An executive’s annual benefit, when combined with amounts payable under the Company’s tax-qualified and other pension programs and Social Security, will equal 70% of the executive’s average last five years’ salary before retirement at age 65. Because executives are generally not eligible for benefits under the SERP if they leave the Company prior to reaching age 60, the Committee believes that the SERP is one of the Company’s most effective executive retention tools.

6.	Perquisites. The Company provides its NEOs with perquisites that it believes are reasonable, competitive and consistent with its overall executive compensation program. The Company believes that its perquisites allow senior executive officers to operate more effectively. These perquisites may include a car allowance and/or club memberships.
Each year, the Committee meets in a session to review each NEO’s performance in order to establish compensation for the following year. At this meeting, the Chief Executive Officer is asked to provide an individual performance review for each senior executive. After this discussion with the CEO, the Committee meets in executive session to review similar information regarding the CEO. The Committee considered the level of salaries and bonuses appropriate for the executive team because of the following positive results in fiscal 2005:
•	Strong total asset, net loan, and deposit growth of 9.2%, 18.0% and 11.6%, respectively.

•	Earnings grew 6.9% to $4.8 million.

•	Non-interest income growth of 21.8%.

•	Return on average equity of 13.34%.
Additionally, the Committee considered the executive’s leadership in meeting the operational and strategic goals established for him by the Company’s Board of Directors in the beginning of 2006.
Employment Agreements. The Company believes in today’s competitive market that a key tool to help retain senior executives and protect proprietary information and customer relationships is the use of clear and concise employment contracts. Mr. Tilley and Mrs. Glass both have employment agreements with the Bank. A discussion of the material terms of these agreements is set forth in this Proxy Statement under the section “Employment Agreements” following the Summary Compensation table below
Summary Compensation Table. The following table sets forth the compensation earned by the Company’s Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers of the Company in the fiscal year ended December 31, 2006. The five officers are referred to as the Named Executive Officers in this Proxy Statement.
SUMMARY COMPENSATION TABLE

							Change in
							Pension Value
							and Non-
							Qualified
						Non-Equity	Deferred
Name and						Incentive Plan	Compensation	All other
Principal		Salary	Bonus	Stock	Option	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)	Awards	Awards	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
James Tilley (1) CEO and Interim Treasurer of the Company	2006	225,076	19,550	—	—	—	161,885	26,144	432,655

Mark DeBacker (2) Former Treasurer of the Company and Chief Financial Officer of the Bank	2006	104,481	—	—	—	—	—	11,978	116,459

William R. Glass Secretary of the Company, Sr. Vice President, Evans National Bank	2006	166,269	15,425	—	—	—	103,049	18,712	303,455

Robert G. Miller, Jr. President, ENB Insurance Agency, Inc.	2006	206,525	100,000	—	—	—	55,568	17,885	379,978

Mark A. Kasperczyk (3) Former Vice President, Evans National Bank	2006	98,258	1,416	—	—	—	5,646	8,305	113,625

(1)	Effective December 1, 2006, Mr. Tilley ceased serving as President of the Company and Evans National Bank and, effective April 1, 2007, Mr. Tilley ceased serving as Chief Executive Officer of the Company and Evans National Bank.

(2)	Mr. DeBacker resigned from his position as Treasurer of the Company and as Chief Financial Officer of the Bank effective August 17, 2006.

(3)	Mr. Kasperczyk resigned from his position as Vice President, Branch Administration effective February 9, 2007.
Bonuses (Column (d)). Bonuses were earned in 2006 and awarded in 2007.
Change in Pension Value and Non-Qualified Deferred Compensation Earnings (Column (h)). Includes a) the aggregate change in the accumulated benefits under the Bank’s Defined Benefit Pension Plan and SERP of $158,624; $100,760; $55,220 and $5,646 for Messrs. Tilley, Glass, Miller and Kasperczyk and b) the above market earnings on compensation deferred of $3,261; $2,289; $348 for Messrs. Tilley, Glass and Miller.

All Other Compensation (Column (i)). Includes contributions by the Bank to the Named Executive Officers’ 401(k) savings plans of $4,363; $1,739; $3,325; $4,130 and $982 for Messrs. Tilley, DeBacker, Glass, Miller and Kasperczyk, respectively. Includes an economic benefit from endorsement split-dollar life insurance policies held by the Bank of $6,321; $160; $1,375; $650 and $134 for Messrs. Tilley, DeBacker, Glass, Miller and Kasperczyk, respectively.
Perquisites include club memberships, dues and expenses, car allowances, and supplemental long-term insurance for all Named Executive Officers, except for Mr. Kasperczyk, which includes club membership dues and expenses and supplemental long-term insurance.
Employment Agreements. Each of Mr. Tilley and Mr. Glass are parties to an employment agreement with the Bank. Each employment agreement runs through December 31, 2011; the term of Mr. Tilley’s and Mr. Glass’s employment is automatically extended for additional one year periods, such that the term of their employment agreements is five years; salary is set annually by the Board of Directors of the Bank. If the Bank terminates the executive’s employment without “cause” (as defined in the executive’s employment agreement), the Bank will be obligated to continue to pay the executive’s base salary then in effect for the longer of three months or the remainder of the term of his employment agreement. In the event of a change of control of the Bank, the executive may terminate his employment and shall be entitled to all benefits due him under his employment agreement, including payment of his salary, for the remaining term of his employment.
Mr. Tilley’s employment with the Bank and the Company terminated effective April 1, 2007. Mr. DeBacker’s employment agreement with the Bank terminated upon his departure from the Bank in August 2006.
The following table shows the potential incremental value transfer to each executive under various employment related scenarios as of December 29, 2006, the last business day of fiscal 2006:

Incremental Value Transfer	James Tilley		William Glass		Robert Miller
Retirement or Voluntary Termination (1)	$1,145,710		$505,532		—
Termination for Causes Occurs (1)	$1,145,710		$505,532		—
Termination Without Cause Occurs (2)	$2,275,710		$1,340,532		—
“Change in Control” Termination (2)	$2,275,710		$1,340,532		—
Death Occurs	$1,990,710	(4)	$837,53	(4)	$603,276	(3)

(1)	Reflects a) Supplemental Executive Retirement Plan lump sum payout and b) Defined Benefit Pension Plan lump sum payout.

(2)	Reflects a) Supplemental Executive Retirement Plan lump sum payout, b) Defined Benefit Pension Plan lump sum payout and c) employment contract payout.

(3)	Reflects Supplemental Executive Retirement Plan lump sum payout.

(4)	Reflects a) Supplemental Executive Retirement Plan lump sum payout and b) Defined Benefit Pension Plan lump sum payout and c) benefit payment of Executive Life Insurance.
Outstanding Equity Awards at Fiscal Year-End. The following table reflects the number and terms of stock option awards and stock awards outstanding as of December 31, 2006 for the Named Executive Officers:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards					Stock Awards
								Equity	Equity
								Incentive	Incentive
								Plan	Plan
								Awards:	Awards:
						Number		Number	Market or
			Equity			of		of	Payout
			Incentive			Shares	Market	Unearned	Value of
			Plan			or Units	Value of	Shares,	Unearned
			Awards:			of	Shares	Units or	Shares,
	Number of	Number of	Number of			Stock	or Units	Other	Units or
	Securities	Securities	Securities			That	of Stock	Rights	Other
	Underlying	Underlying	Underlying			Have	That	That	Rights
Name and	Unexercised	Unexercised	Unexercised	Option	Option	Not	Have Not	Have Not	That Have
Principal	Options (#)	Options (#)	Unearned	Exercise	Expiration	Vested	Vested	Vested	Not
Position	Exercisable	Unexercisable	Options (#)	Price ($)	Date	(#)	($)	(#)	Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
		(1)
James Tilley	2,894			19.25	08/19/2013	N/A	N/A	N/A	N/A
	2,756			21.77	09/27/2014
		2,500		22.00	09/20/2015

Mark DeBacker

William R. Glass		2,315		19.25	08/19/2013	N/A	N/A	N/A	N/A
		2,205		21.77	09/27/2014
		2,000		22.00	09/20/2015

Robert G. Miller, Jr.		2,315		19.25	08/19/2013	N/A	N/A	N/A	N/A
		2,205		21.77	09/27/2014
		2,000		22.00	09/20/2015

Mark A. Kasperczyk		500		22.00	09/20/2015	N/A	N/A	N/A	N/A

(1)	The unexercisable options for Mr. Tilley will vest 100% on September 20, 2007. The unexercisable stock options with the following expiration dates will vest as indicated below for all other Named Executive Officers other than James Tilley:

Expiration Date	Vesting Schedule
August 19, 2013	50% vested on August 19, 2008, and 50% vested on August 19, 2012
September 27, 2014	100% vested on September 27, 2009
September 20, 2015	100% vested on September 20, 2010
Pension Benefits. The following table sets forth the present value of the accumulated pension benefits for the Named Executive Officers:

PENSION BENEFITS(1)

		Number of	Present Value	Payments
		Years Credited	of Accumulated	During Last
Name	Plan Name	Service (#)	Benefit ($)	Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
James Tilley	SERP Plan	18	824,994	—
	Defined Benefit Plan	18	320,716	—

Mark DeBacker	Defined Benefit Plan	5	7,001	—

William R. Glass	SERP Plan	13	369,870	—
	Defined Benefit Plan	13	135,662	—

Robert G. Miller, Jr.	SERP Plan	6	190,276	—
	Defined Benefit Plan	6	17,467	—

Mark A. Kasperczyk	Defined Benefit Plan	2	2,743	—

(1)	The assumptions used to calculate the present value of accumulated benefits is set forth in Note 11 to the Consolidated Financial Statements of the Company in its Annual Report on Form 10-K, which was filed with the SEC on March 22, 2007.
The following describes the material factors necessary to understand the pension benefits that are provided to the Named Executive Officers under the Bank’s defined benefit pension and supplemental executive retirement plans.
Defined Benefit Pension Plan. The Bank maintains a defined benefit pension plan (the “Pension Plan”) for all eligible employees, including employees of its subsidiaries. An employee becomes vested in a pension benefit after five years of service. Upon retirement at age 65, vested participants are entitled to receive a monthly benefit. The following table indicates the annual retirement benefit that would be payable under the Pension Plan, pursuant to the amended benefit formula discussed below, upon retirement at age 65 in fiscal year 2006, expressed in the form of a single life annuity for the average annual earnings and years of credited service. The benefits listed below are not subject to deduction for Social Security or other offset amounts.
Years of Service at Normal Retirement

Final Average
Compensation	10	20	30	40
$30,000	$3,000	$6,000	$9,000	$9,000
$50,000	$5,000	$10,000	$15,000	$15,000
$100,000	$10,000	$20,000	$30,000	$30,000
$150,000	$15,000	$30,000	$45,000	$45,000
$220,000	$22,000	$44,000	$66,000	$66,000
Pension Benefit Formula: 1% of compensation times years of service (max 30).
Prior to an amendment to the Pension Plan, effective May 1, 1994, the monthly benefit under the Pension Plan was 3% of average monthly compensation multiplied by years of service up to a maximum of 15 years of service. In 1994, the Pension Plan was amended to change the benefit to 1% of average monthly compensation (as defined under the Pension Plan, generally the highest five consecutive compensation years out of the latest ten compensation years at retirement) multiplied by years of service up to a maximum of 30 years of service. However, the benefits already accrued by employees prior to this amendment were not reduced by the amendment.
“Compensation” generally is the compensation reported on Form W-2 as gross pay. In calculating a participant’s benefit, annual compensation in excess of a limit set annually by the Secretary of the Treasury of the United States may not be considered. That limit (the “IRS Compensation Limit”) was $220,000 for 2006. In addition, benefits provided under the Pension Plan may not exceed a benefit limit under the Internal Revenue Code (which was $175,000 payable as a single life annuity beginning at normal retirement age in 2006). The “Social Security Wage Base” is the maximum amount of annual earnings or wages that is subject to the old age, survivors and disability insurance taxes that is in effect under the Social Security Act at the beginning of the plan year.
A participant is eligible for early retirement under the Pension Plan if the participant retires before normal retirement age but after attaining age 59 and completing 5 years of service. An early retirement benefit is reduced 1/15th per year for each year that the benefit commences prior to normal retirement age. At December 31, 2006, Messrs. Tilley and Glass had attained eligibility for early retirement under the Pension Plan, and Messrs. Miller, DeBacker and Kasperczyk were not eligible for early retirement. The Named Executive Officers are not eligible for unreduced Pension Plan benefits at any age before normal retirement age.
Benefits under the Pension Plan are 100% vested after an employee has completed at least five years of service. All of the Named Executive Officers are 100% vested in their benefits in the Pension Plan.
The Company does not credit service in the Pension Plan beyond the actual number of years an employee has participated in the plan or the plan of an acquired company that was merged into the Pension Plan. The years of credited service for all of the Named Executive Officers are based only on their service while eligible for participation in the Pension Plan or the prior pension plan of an acquired company. Generally, a participant must be paid for at least 1,000 hours of work during a plan year to be credited with a year of service for purposes of the Pension Plan.
Benefits under the Pension Plan are paid over the lifetime of the Named Executive Officer or the lifetimes of the Named Executive Officer and a beneficiary, as elected by the Named Executive Officer. If the Named Executive Officer is married on the date payments are to begin under the Pension Plan, payment will be in the form of a joint and 50% survivor annuity with the spouse as beneficiary, unless the Named Executive Officer elects another form of payment with the consent of the spouse. If benefits are paid in a form in which a benefit is to be paid to a beneficiary after the death of the Named Executive Officer, benefits are reduced from the amount payable as a lifetime benefit solely to the Named Executive Officer in accordance with the actuarial factors that apply to all participants in the Pension Plan. The Pension Plan generally does not make distributions in the form of a one-time lump sum payment. A participant’s benefit is payable as an annuity with monthly benefit payments, unless the present value of the normal retirement benefit is less than $5,000.
Benefits under the Pension Plan are funded by an irrevocable, tax-exempt trust. The Pension Plan benefits of all participants, including those benefits of Named Executive Officers, are payable from the assets held by the tax-exempt trust.
Supplemental Executive Retirement Plans. The Bank maintains a Supplemental Executive Retirement Plan (the “SERP”) in which each of Messrs. Tilley, Glass and Miller is a participant. Under the SERPs, each of Messrs. Tilley, Glass and Miller is entitled to an annual benefit payment equal to 70% of his final average earnings, currently defined as the highest average of five consecutive years out of the last ten worked, reduced by 50% of his annual Social Security benefit, the amount of his annual benefit under the Pension Plan, and the value of his annual benefit attributable to employer matching contributions to the Bank’s 401(k) Plan, at or after attaining age 65. There are provisions for reduced early retirement benefits after attaining age 60 but prior to age 65, provided, however, that such benefits are reduced by 2% for each point by which the participant’s age and years of service are less than 75. Upon a participant’s entitlement to a benefit under the SERP, his benefit shall be paid in the form of either (i) a single life annuity with 15 payments guaranteed, or (ii) a lump sum payment which is actuarially equivalent to the annuity form of payment described in clause (i). The SERP also allows for payment of such benefit to a designated beneficiary under certain circumstances, such as upon the death of the employee.
Executive Life Insurance Plan. The Company provides an endorsement split-dollar benefit to certain officers and directors in connection with bank-owned life insurance maintained by the Bank. This benefit carries with officers and directors post-retirement. See “Summary Compensation Table” for a summary of the economic benefit received by Messrs. Tilley, Glass, DeBacker and Miller. The benefit for all non-employee directors is in the amount of $200,000. The amounts for the benefit of Named Executive Officers is 3.75 times base salary for those hired prior to May 1, 1992 and 2.0 times base salary for those hired after May 1, 1992. The amount of the benefits for Messrs. Tilley, Glass and Miller are $845,000; $332,000; and $413,000, respectively.
Employee Savings Plan. The Bank also maintains a 401(k) salary deferral plan to assist employees, including employees of its subsidiaries, in saving for retirement. All employees are eligible to participate on the first of the month following date of hire. Eligible employees can contribute up to the maximum amount allowable under the Internal Revenue Code. After one year of service, the Bank makes matching contributions equal to an automatic 1% of an employee’s base compensation plus 25% of the employee’s contribution up to 4% of their annual base compensation. Participants are always 100% vested both in their own contributions and the Bank’s matching contribution.
Individual account earnings will depend on the performance of the particular funds in which the participant invests. Specific guidelines govern adjustments to contribution levels, investment decisions and withdrawals from the plan. The benefit is paid as an annuity unless the employee elects one of the optional forms of payment available under the plan. See “Summary Compensation Table” for a summary of the amounts contributed by the Bank to the Employee Savings Plan for the benefit of Messrs. Tilley, Glass, DeBacker and Miller.
Non-Qualified Deferred Compensation. The following table sets forth information for the Non-Qualified Deferred Compensation Plan:
NON-QUALIFIED DEFERRED COMPENSATION

				Aggregate	Aggregate
	Executive	Registrant	Aggregate	Withdrawals/	Balance in
	Contributions	Contributions	Earnings in	Distributions in	Last
	in Last Fiscal	in Last Fiscal	Last Fiscal	Last Fiscal Year	Fiscal
Name	Year ($)	Year ($)	Year ($)	($)	Year ($)
(a)	(b)	(c)	(d)	(e)	(f)
James Tilley	19,653	—	8,968	—	129,960

Mark DeBacker	3,811	—	—	(3,811)	—

William R. Glass	24,173	—	6,296	—	97,720

Robert G. Miller, Jr.	4,024	—	957	—	15,077

Mark A. Kasperczyk	—	—	—	—	—

Deferred Compensation Plan. The Company’s Non-qualified Deferred Compensation Plan allows Named Executive Officers to elect to defer 1% to 100% of their base salary until retirement or termination of service. The Company credits such deferrals at a rate determined at the beginning of each plan year by the Human Resource Committee, which is based on the prime rate then in effect. During fiscal 2006, amounts credited under the Deferred Compensation Plan at interest rates greater than 120% of the applicable federal long-term rate in effect have been reported for the Named Executive Officers in the “Summary Compensation Table” in the Change in Pension Value and Non-qualified Deferred Compensation column for the amounts credited at the rate paid less 120% of the applicable federal long-term rate. Named Executive Officers are 100% vested in their deferred account balance, including credited interest, immediately. Named Executive Officers may choose 5, 10 or 15 years or lump sum payment option.
TRANSACTIONS WITH RELATED PERSONS
The Company’s written policies and procedures with respect to transactions with related persons requires the review and approval or ratification by the Audit Committee for any transaction in which the Company will be a participant and any related person has or will have a material interest (direct or indirect), other than transactions involving less than $5,000 when aggregated with all similar transactions. Related persons include the Company’s directors, director nominees and executive officers and their immediate family members, as well as persons owning more than 5% of the Company’s common stock and any immediate family member of such shareholder.
Under the Company’s related person policy, a related person transaction may be consummated or continue if the Audit Committee shall have approved or ratified the transaction in accordance with the following guidelines: in considering whether to approve or ratify related person transactions, the Audit Committee will take into account, among other factors: whether the related person transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party; whether the related person transaction has been reviewed and approved by the Company’s subsidiary banking institution in accordance with Federal Reserve Regulation O and the process and procedure established by such subsidiary banking institution to insure compliance with Regulation O; whether the related person transaction is approved by the disinterested members of the Board of Directors; or whether the related person transaction involves compensation approved by the Company’s Human Resource Committee.
The Audit Committee meets annually with management to discuss and review related person transaction for that calendar year, including the proposed aggregate value of such transactions. After review and discussion, the Audit Committee will determine, based on the above guidelines, whether to approve or ratify each related person transaction, and at each subsequently scheduled meeting, management will update the Audit Committee, as necessary, as to any material change to related person transactions and any proposed related person transactions.
In the event a related person transaction is proposed during the interim period between regularly scheduled Audit Committee meetings, such transactions may be presented to the Audit Committee by management for approval or preliminarily entered into by management subject to ratification by the Audit Committee in accordance with the above guidelines; provided that if ratification shall not be forthcoming, management shall make all reasonable efforts to cancel or annul such transaction.
In particular, the Audit Committee approved the provision of certain life insurance policies from Massachusetts Mutual Life Insurance Company, Inc. for which Thomas H. Waring, Jr., a director, serves as agent on terms and conditions normal and customary in the ordinary course of business for the purchase of life insurance. The total premium paid was approximately $230,000 in fiscal 2006, which amounted to less than 5% of the firm’s gross revenue.

Additionally, the Audit Committee approved the services of Harris Beach, PLLC as its general counsel, for which Phillip Brothman, director, is a partner, and the provision of services are considered normal and customary in the ordinary course of business. The fees paid to Harris Beach PLLC for legal services in fiscal 2006, approximately $140,000, amounted to less than 5% of the firm’s gross revenues for fiscal 2006.
The Bank has had, and in the future expects to have, banking and fiduciary transactions with Directors and Executive Officers of the Company and some of their affiliates. All such transactions have been in the ordinary course of business and on substantially the same terms (including interest rates and collateral on loans) as those prevailing at the time for comparable transactions with unrelated third parties, and do not involve more than a normal risk of collectivity or present other unfavorable features.
AUDIT COMMITTEE REPORT
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.
The charter of the Audit Committee of the Board of Directors, which is attached as Appendix A to this Proxy, specifies that the purpose of the Committee is to assist the Board of Directors in:
•	overseeing and ensuring the integrity of the Company’s financial statements,

•	overseeing the Company’s compliance with legal and regulatory requirements,

•	overseeing the independent auditor’s qualifications and independence,

•	overseeing the performance of the Company’s internal audit function, and

•	overseeing the Company’s system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.
The Audit Committee has reviewed and discussed with the Company’s management and KPMG LLP, the Company’s independent auditors, the audited consolidated financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the 2006 fiscal year. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements.
The Audit Committee has received and reviewed the written disclosures and the communication from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with KPMG LLP its independence from the Company. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for its 2006 fiscal year for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee,

John R. O’Brien, Chairman
James E. Biddle, Jr.
Mary Catherine Militello
David M. Taylor

INDEPENDENT AUDITORS
The Audit Committee of the Board of Directors has appointed KPMG LLP to continue as the Company’s independent auditors and to conduct the audit of the Company’s consolidated financial statements for the year ending December 31, 2007. Representatives of KPMG LLP will be present at the Annual Meeting to respond to appropriate questions that may be raised, and they will have the opportunity to make a statement, if they so desire.
Fees Billed by KPMG LLP. The following table shows the fees that KPMG LLP billed the Company for audit and other services provided for fiscal years 2006 and 2005. Audit fees consist of professional services rendered for the audit of the Company’s annual consolidated financial statements, review of the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q and services associated with SEC registration statements and other SEC filings. Tax fees consist of tax compliance, tax advice and planning services.

	2006	2005
Audit Fees	$118,000	$98,500
Audit-Related Fees	—	—
Tax Fees	54,228	—
All Other Fees	—	—

Total	$172,228	$98,500
All fees listed in the table above were pre-approved by the Company’s Audit Committee.
The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence and has concluded that such services did not impair KPMG LLP’s independence.
The Audit Committee’s pre-approval policy details the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee, and the cost limits for those services. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Also, any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.
OTHER MATTERS
The cost of solicitation of proxies will be borne by the Company. Solicitation other than by mail may be made by directors, officers or by regular employees of the Company, who will receive no additional compensation therefor, by personal or telephone solicitation, the cost of which is expected to be nominal.
The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting, other than the election of directors. However, if other matters do properly come before the meeting or any adjournments thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR 2008
ANNUAL MEETING OF SHAREHOLDERS
Requirements for Shareholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials. Shareholders of the Company may submit proposals on matters appropriate for shareholder action at meetings of shareholders in accordance with Rule 14a-8(e) promulgated under the Securities Exchange Act of 1934. For such proposals to be included in the Company’s proxy materials relating to its 2008 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8(e) must be satisfied and such proposals must be received by the Company no later than December 5, 2007. Such proposals should be delivered to the Secretary, Evans Bancorp, Inc., 14-16 North Main Street, Angola, New York 14006.
Requirements for Shareholder Proposals to be Brought Before the Annual Meeting. Except in the case of proposals made in accordance with Rule 14a-8(e) and for shareholder nominations to the Board of Directors, which are governed by the procedures for director nominations by shareholders contained in the Company’s By-Laws, for proposals to be considered at an Annual Meeting, the shareholder must have given timely notice thereof in writing to the Secretary of the Company not less than 45 days prior to the anniversary of the date on which the Company first sent its proxy materials for its immediately preceding annual meeting of shareholders. To be timely for the 2008 Annual Meeting, a shareholder’s notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company by February 18, 2008. A shareholder’s notice to the Secretary must set forth, as to each matter the shareholder proposes to bring before the Annual Meeting, the information required by the Company’s By-Laws.
A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (without exhibits) is being distributed with this Proxy Statement. The Annual Report on Form 10-K is also available, without charge, by writing or telephoning Michelle A. Baumgarden, Evans Bancorp, Inc., One Grimsby Drive, Hamburg, NY 14075, (716) 926-2000. In addition, the Annual Report on Form 10-K (with exhibits) is available at the SEC’s website (www.sec.gov) and the Company’s website (www.evansbancorp.com).

By Order of the Board of Directors,

EVANS BANCORP, INC.
William R. Glass
Secretary
Angola, New York
April 4, 2007

APPENDIX A
CHARTER OF THE AUDIT COMMITTEE
OF
THE BOARD OF DIRECTORS OF EVANS BANCORP, INC.
I. PURPOSE
The Audit Committee is appointed by the Board of Directors of the Company to provide assistance to the Board in fulfilling its oversight responsibility to shareholders, potential shareholders, the investment community, and others by overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The duties and responsibilities of a member of the Audit Committee are in addition to such person’s duties as a member of the Board. The Audit Committee’s primary purpose is to assist the Board in:
•	overseeing and ensuring the integrity of the Company’s financial statements,
•	overseeing the Company’s compliance with legal and regulatory requirements,
•	overseeing the independent auditor’s qualifications and independence,
•	overseeing the performance of the Company’s internal audit function, and
•	overseeing the Company’s system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.
Consistent with these functions, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee should also provide an open avenue of communication among the independent auditors, financial and senior management, the Company’s internal auditing department, and the Board of Directors.
The Audit Committee has the authority to investigate fully any matter it deems necessary in fulfilling its responsibilities, with full access to all books, records, facilities and personnel of the Company as well as to the independent auditors and the Company’s internal auditing department. Toward this end, the Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisers as deemed appropriate to fully execute its duties and responsibilities.
The Company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisers that the Audit Committee chooses to engage, and for ordinary administrative expenses of the Audit Committee that are necessary or appropriate to carrying out its duties and responsibilities.
The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III of this Charter. The Audit Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities.
II. COMPOSITION AND MEETINGS
The Audit Committee shall be comprised of three or more members of the Board of Directors. Each member of the Audit Committee shall have been determined by the Board of Directors to meet the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations of the Securities and Exchange Commission (the “SEC”), and the listing standards of The NASDAQ Stock Market, all as in effect from time to time.
All members of the Committee shall have a working familiarity with basic finance and accounting practices, and be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee must have had past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. This individual, or another member of the Audit Committee, must qualify as a “financial expert” in accordance with the criteria established by the SEC from time to time. The existence of such member(s) shall be disclosed in periodic filings as required by the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.
The members of the Audit Committee shall be appointed by the Board of Directors at the annual organizational meeting of the Board, and shall serve until the next annual organizational meeting unless earlier replaced by the Board of Directors. Unless a Chair of the Audit Committee is appointed by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.
The Audit Committee shall meet in executive session at least four times annually, or more frequently as circumstances dictate. As part of its responsibility to foster open communication, the Committee should meet periodically with management, the vice president of the internal auditing department and the independent auditors, in separate executive sessions to discuss any matters of concern to the Audit Committee or any such group.
III. RESPONSIBILITIES AND DUTIES
The Audit Committee’s responsibility is one of monitoring, oversight, and reporting the results of its activities to the Board. The purpose of the Audit Committee is to represent and assist the Board of Directors in its general oversight of the Company’s accounting and financial reporting processes, audits of the Company’s financial statements, and internal control and audit functions. The Company’s management and internal auditing department are responsible for (a) the preparation, presentation and integrity of the Company’s financial statements; (b) accounting and financial reporting principles; and (c) the Company’s internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted accounting principles (“GAAP”).
Charter Review
1. The Audit Committee shall review and reassess, at least annually, the adequacy of this Charter, make recommendations regarding amendments to the Board as conditions dictate, and assure publication of the Charter as approved by the Board in accordance with SEC regulations.

Oversight of Relationship with Independent Accountants
1. The Audit Committee shall have the sole authority for the appointment, replacement, compensation, retention and oversight of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Company. The Audit Committee shall evaluate the qualifications, performance, and independence of the independent auditor, and shall replace the independent auditor if circumstances warrant. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.
2. The independent auditor is ultimately accountable to the Audit Committee and the entire Board for their audit of the financial statements and of the Company. The independent auditor shall report directly to the Audit Committee.
3. The Audit Committee shall establish policies and procedures for the pre-approval of all audit services and permitted non-audit services (including the fees and terms of such services) to be provided to the Company by its independent auditor, other than services falling under the de minimus exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which were not recognized as non-audit services at the time of engagement of the independent auditor and which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals of audit services and permitted non-audit services, provided that decisions of such designated member(s) to pre-approve such services shall be reported to the full Audit Committee at its next scheduled meeting.
4. The Audit Committee shall oversee the independence of the independent auditor. Toward that end, the Audit Committee shall assure receipt from the independent auditor, at least annually, of a formal written statement disclosing all relationships between the auditors and the Company in accordance with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, on at least an annual basis, the Audit Committee shall review and discuss with the independent auditor and the Board all significant relationships or services such auditors have with or provide to the Company that may impact the objectivity and independence of the auditors. The Audit Committee shall take, or shall recommend that the full Board take, appropriate actions to address issues related to the auditor’s independence.
5. The Audit Committee shall obtain and review information from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review or peer review of the firm, (c) any material issues raised by governmental or professional authorities within the preceding five years respecting one or more audits carried on by the firm, and (d) the firm’s responses to any such issues.
6. At least annually, the Audit Committee shall meet separately with each of management and the independent auditors to discuss any significant difficulties encountered during the course of the audit, including any restrictions on the scope of the work or access to required information.
7. The Audit Committee shall review any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements. The Audit Committee has responsibility for resolution of disagreements between management and the independent auditor regarding financial reporting.
8. The Audit Committee shall discuss the overall scope and plans for the annual audit with management, the Company’s internal auditing department and the independent auditor.

9. The Audit Committee shall ensure that the Company’s independent auditors keep the Audit Committee informed about fraud, deficiencies in the Company’s internal control structure, and certain other matters.
10. The Audit Committee shall, as needed, review with the independent auditor, the Company’s internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.
11. Review any proposed hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company’s financial statements.
Oversight of Financial Reporting and Control Process
1. The Audit Committee shall review and discuss with management, the Company’s internal auditing department and the independent auditors the Company’s annual audited financial statements and related opinion of the independent auditor, and the disclosures proposed to be made in the “management’s discussion and analysis” section of the Company’s Annual Report on Form 10-K, and shall recommend to the Board whether the annual financial statements should be included in the Form 10-K. Such review shall include a discussion of the judgments of management, the Company’s internal auditors and the independent auditors about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, the clarity of the disclosures, and such matters as are required to be discussed with the Audit Committee under GAAP.
2. The Audit Committee shall review and discuss with management, the Company’s internal auditing department and the independent auditor the Company’s quarterly financial results and reports and the Company’s Quarterly Report on Form 10-Q, as well as other financial reports and earnings press releases made public, prior to their filing or release.
3. The Audit Committee shall discuss with management and the Company’s internal auditing department the information to be included in earnings releases, including the use of “pro forma” or “adjusted” non-GAAP financial information, as well as financial information and guidance to be provided to analysts and rating agencies. Such discussion may be done generally (consisting of a discussion of the types of information to be disclosed and the types of presentations to be made).
4. The Audit Committee shall review the regular internal reports (or summaries thereof) to management prepared by the Company’s internal auditing department, and management’s response thereto.
5. The Audit Committee shall annually report to shareholders in the Company’s annual proxy statement as required by SEC regulations.
6. The Audit Committee shall review and discuss reports from the independent auditor on (a) all critical accounting policies and practices used by the Company, (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management.

7. The Audit Committee shall discuss with the independent auditors any matters required to be communicated by the auditors in accordance with Statement of Auditing Standards No. 61, Communications with Audit Committees, relating to the conduct of the audit, including any significant changes in auditing standards or in the scope of the audit. The Audit Committee shall discuss the results of the audit and any other matters required to be communicated to the Audit Committee by the independent auditors under GAAP.
8. In conjunction with management and the independent auditors, the Audit Committee shall review the integrity of the Company’s financial controls, systems, and internal and external reporting processes. Among other things, the Audit Committee shall review disclosures made by the Company’s CEO and CFO during their certification process for Forms 10-K and 10-Q regarding deficiencies or material weaknesses in the design or operation of the company’s internal controls, and any fraud involving employees with a significant role in internal controls.
9. The Audit Committee shall discuss with management the Company’s major financial risk exposures including steps taken to manage such exposures.
10. The Audit Committee shall review with management and the Company’s independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.
11. The Treasurer of the Company shall provide the Audit Committee with copies of all reports, management letters, and schedules of unadjusted differences of the Company’s independent auditors, as well as governmental requests and examinations, and the Company’s responses to the same.
Internal Audit
1. The Audit Committee shall review and advise management regarding the selection and removal of the Company’s internal audit director.
2. The Audit Committee shall review the activities, organizational structure, and qualifications of the Company’s internal audit department.
3. The Audit Committee shall periodically review with the internal audit director any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the work of the internal audit department.
4. The Audit Committee shall periodically review with the internal auditing department any significant difficulties, disagreements with management, scope restrictions encountered in the course of the department’s work, and shall review significant reports to management prepared by the internal auditing department and management’s responses to the same.
5. The Audit Committee shall, on an annual basis, review with the Company’s internal auditing department and the independent auditor the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

Compliance
1. The Audit Committee shall review the Company’s systems to monitor legal compliance from time to time. Among others, it shall obtain assurance from the Company’s independent auditors that Section 10A(b) of the Exchange Act has not been implicated.
2. The Audit Committee shall review and, as needs dictate, update the Company’s Code of Ethics in accordance with applicable laws and regulations, and shall monitor the processes established and maintained by management to assure compliance with such Code of Ethics.
3. The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting and auditing matters.
4. The Audit Committee shall establish a procedure for review of all “related party transactions” proposed to be entered into by the Company. Approval of the Audit Committee shall be required for any such related transaction.
5. The Audit Committee shall periodically review with the Company’s management and legal counsel any legal matter that could have a significant impact on the Company’s business, operations, or financial statements.
6. The Audit Committee shall, on an annual basis, perform a self-assessment relative to the Audit Committee’s purpose, duties and responsibilities as set forth in this Charter.

APPENDIX B
CHARTER OF THE NOMINATING COMMITTEE
OF
THE BOARD OF DIRECTORS OF EVANS BANCORP, INC.
I. PURPOSE AND POWERS
The Nominating Committee is appointed by the Board of Directors of the Company to select director nominees for Annual Meetings of shareholders, and to oversee matters related to governance of the Company.
The Nominating Committee has the authority to retain and compensate, at the Company’s expense, search firms, legal counsel, and other advisors, as the Nominating Committee deems necessary or appropriate in the performance of its duties and responsibilities.
II. COMPOSITION
The Nominating Committee shall be comprised of three or more directors, as determined by the Board. Each member of the Nominating Committee shall meet the independence requirements set forth in NASDAQ Marketplace Rule 4200(a)(15).
The members of the Nominating Committee shall be appointed, and may be replaced, by the Board. Unless a Chairperson is elected by the full Board, the members of the Nominating Committee may designate a Chairperson by majority vote of the full Nominating Committee membership.
III. MEETINGS
The Nominating Committee shall meet as often as its members deem necessary or desirable in the performance of the Committee’s responsibilities.
IV. RESPONSIBILITIES AND DUTIES
The Nominating Committee shall make recommendations to the Board regarding overall structure, size, and composition of the Board and its Committees.
The Nominating Committee shall approve director nominations to be presented for shareholder approval at the Annual Meeting and to fill any vacancies on the Board. To that end, the Nominating Committee shall:
•	establish criteria for selection of individuals for Board membership, including, among others, independence, skills, and experience relevant to the needs of the Company,

•	identify and nominate qualified individuals within such selection criteria, and

•	establish policies and procedures related to consideration of nominations submitted by security holders and others.

B-1

The Nominating Committee shall periodically review the governance structure and principles of the Company, and recommend for Board action changes it deems appropriate or necessary.
The Nominating Committee shall oversee periodic self-evaluation of the Board and its Committees.
The Nominating Committee shall periodically review and reassess the adequacy of this Charter and make recommendations regarding amendments to the Board as conditions dictate.

B-2

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed for a term of 3 years.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+

01 - Phillip Brothman	☐	☐	02 - Mary Catherine Militello	☐	☐	03 - David M. Taylor	☐	☐

04 - Thomas H. Waring, Jr.	☐	☐	05 - David J. Nasca	☐	☐
Each of the Proxies is authorized to vote, in his/her descretion, upon such other matters as may properly come before the meeting or any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR each nominee set forth above and with discretionary authority on such other matters as may properly come before the meeting or any adjournment thereof.

B	Non-Voting Items
Change of Address —  Please print new address below.

Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

▼PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — Evans Bancorp, Inc.

PROXY FOR THE NINETEENTH MEETING OF SHAREHOLDERS
Evans Bancorp, Inc.
14-16 North Main Street
Angola, NY 14006
This Proxy is solicited on Behalf of the Board of Directors of Evans Bancorp, Inc.
The undersigned hereby appoints John R. O’Brien and Kenneth C. Kirst as Proxies, each with the power to appoint his/her substitute, and hereby authorizes either of them to represent the vote, as designated on the reverse side, all the shares of Common Stock of Evans Bancorp, Inc. held of record by the undersigned on March 12, 2007 at the Nineteenth Annual Meeting of Shareholders to be held on April 26, 2007, or any adjournments thereof.
PLEASE MARK, DATE, SIGN AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.